Quest Opportunity Value Fund

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Name            Oppenheimer Quest Opportunity Value Fund*
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State of        Massachusetts (business trust)
Organization
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Principal       Investment Company
Business
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Principal       6803 South Tucson Way  Centennial, CO 80112
Office Address
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*Oppenheimer Quest Opportunity Value Fund beneficially owns 4,722,550 shares.

Oppenheimer Quest Opportunity Value Fund--Executive Officers and Directors

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Name          CitizenshiBusiness      Principal     Name, Business and
                        Address       Occupation    Address of Employer
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OFFICERS
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Emmanuel      US        Two World     VP            OppenheimerFunds,
Ferreira                Financial                   Inc., Two World
                        Center, 225                 Financial Center, 225
                        Liberty                     Liberty Street, 11th
                        Street, 11th                Floor, New York, NY
                        Floor, New                  10281 (Investment
                        York, NY                    Management)
                        10281
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Mark Vandehey US        6803 South    SVP and CCO   "
                        Tucson Way
                        Centennial,
                        CO 80112
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Brian Wixted  US        6803 South    SVP and       "
                        Tucson Way    Treasurer
                        Centennial,
                        CO 80112
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Brian         US        6803 South    VP            "
Petersen                Tucson Way
                        Centennial,
                        CO 80112
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Brian         US        6803 South    AVP           "
Szilagyi                Tucson Way
                        Centennial,
                        CO 80112
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Robert Zack   US        Two World     EVP and       "
                        Financial     General
                        Center, 225   Counsel
                        Liberty
                        Street, 11th
                        Floor, New
                        York, NY
                        10281
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Kathleen Ives US        6803 South    VP            "
                        Tucson Way
                        Centennial,
                        CO 80112
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Lisa          US        Two World     VP            "
Bloomberg               Financial
                        Center, 225
                        Liberty
                        Street, 11th
                        Floor, New
                        York, NY
                        10281
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Phillip       US        Two World     SVP           "
Gillespie               Financial
                        Center, 225
                        Liberty
                        Street, 11th
                        Floor, New
                        York, NY
                        10281
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DIRECTORS
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John V.       US        Two World     CEO           OppenheimerFunds,
Murphy                  Financial                   Inc., Two World
                        Center, 225                 Financial Center, 225
                        Liberty                     Liberty Street, 11th
                        Street, 11th                Floor, New York, NY
                        Floor, New                  10281 (Investment
                        York, NY                    Management)
                        10281
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Thomas W.     US        c/o 6803      Principal,    c/o 6803 South Tucson
Courtney                South Tucson  Courtney      Way  Centennial, CO
                        Way           Associates,   80112
                        Centennial,   Inc.
                        CO 80112      (Venture
                                      Capital)
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Paul Y.       US        c/o 6803      Principal,    c/o 6803 South Tucson
Clinton                 South Tucson  Clinton       Way  Centennial, CO
                        Way           Management    80112
                        Centennial,   Associates
                        CO 80112      (Financial
                                      Consulting)

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David K.      US        c/o 6803      President     c/o 6803 South Tucson
Downes                  South Tucson  and CEO,      Way  Centennial, CO
                        Way           CRAFund       80112
                        Centennial,   Advisors,
                        CO 80112      Inc.
                                      (Investment
                                      Management)

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Robert G.     US        c/o 6803                    c/o 6803 South Tucson
Galli                   South Tucson                Way  Centennial, CO
                        Way                         80112
                        Centennial,
                        CO 80112
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Lacy B.       US        c/o 6803      Chairman,     c/o 6803 South Tucson
Herrmann                South Tucson  Aquila        Way  Centennial, CO
                        Way           Management    80112
                        Centennial,   Corp.
                        CO 80112      (Investment
                                      Management)
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Brian F.      US        c/o 6803      Partner,      c/o 6803 South Tucson
Wruble                  South Tucson  Odyssey       Way  Centennial, CO
                        Way           Partners LP   80112
                        Centennial,   (Investment
                        CO 80112      Management)
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